EXHIBIT 12



                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Asia Pacific Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996






























                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Global Natural Resources Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996































                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy International Small Companies Fund (the Fund)

          We have audited the accompanying Statement of Assets and Liabilities of the Fund as of December 10, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.


          Fort Lauderdale, Florida
          December 11, 1996